Exhibit 10.14

TWENTY-FIFTH LOAN MODIFICATION AGREEMENT

This Twenty-fifth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into on the Twenty-fifth Loan Modification Effective Date, by and between SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and ASPEN TECHNOLOGY, INC., a Delaware corporation with offices at 200 Wheeler Road, Burlington, Massachusetts 01803 for itself and as successor by merger with ASPENTECH, INC., a Texas corporation with offices at 200 Wheeler Road, Burlington, Massachusetts 01803 (“Borrower”).

1.                                       DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 30, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 30, 2003 between Borrower, Aspentech, Inc. and Bank, as amended by a certain letter agreement dated February 14, 2003, a certain First Loan Modification Agreement dated June 27, 2003, a certain Second Loan Modification Agreement dated September 10, 2004, a certain Third Loan Modification Agreement dated January 28, 2005, a certain Fourth Loan Modification Agreement dated April 1, 2005, a certain Fifth Loan Modification Agreement dated May 6, 2005, a certain Sixth Loan Modification Agreement dated June 15, 2005, a certain Seventh Loan Modification Agreement dated September, 2005, a certain Eighth Amendment to Loan and Security Agreement dated November 22, 2005, a certain Ninth Loan Modification Agreement dated July 17, 2006, a certain Tenth Loan Modification Agreement dated September 15, 2006, a certain Eleventh Loan Modification Agreement dated September 27, 2006, a certain Twelfth Loan Modification Agreement dated January 12, 2007, a certain Thirteenth Loan Modification Agreement dated April 13, 2007, a certain Fourteenth Loan Modification Agreement dated June 28, 2007, a certain Waiver Agreement dated June 28, 2007, a certain Fifteenth Loan Modification Agreement dated August 30, 2007, a certain Sixteenth Loan Modification Agreement dated October 16, 2007, a certain Seventeenth Loan Modification Agreement dated December 28, 2007,  a certain Eighteenth Loan Modification Agreement dated January 24, 2008, a certain Nineteenth Loan Modification Agreement dated April 11, 2008, a certain Twentieth Loan Modification Agreement dated May 15, 2008, a certain Twenty-first Loan Modification Agreement dated June 13, 2008, a certain Twenty-second Loan Modification Agreement dated July 15, 2008, a certain Twenty-third Loan Modification Agreement, dated September 30, 2008, and a certain Twenty-fourth Loan Modification Agreement, dated as of November 17, 2008 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                                       DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the  Obligations shall be referred to as the “Existing Loan Documents”.

3.                                       DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

(i)                                    The Loan Agreement shall be amended by deleting the following text appearing in Section 1.1 of the Loan Agreement:

“1.1  Loans.  Silicon will make loans to Borrower (the “Loans”), up to the amounts (the “Credit Limit”) shown on the Schedule, provided no Default or Event of Default has occurred and is continuing, and subject to deduction of any Reserves for accrued interest and such other Reserves as Silicon (upon prior written notice to Borrower setting forth

the basis of such deduction) deems proper from time to time.    Amounts borrowed may be repaid and reborrowed during the term of this Agreement.”

and inserting in lieu thereof the following:

“1.1  Loans.  Silicon will make loans to Borrower (the “Loans”), up to the amounts (the “Credit Limit”) shown on the Schedule, provided no Default or Event of Default has occurred and is continuing, and subject to deduction of any Reserves for accrued interest and such other Reserves as Silicon (upon prior written notice to Borrower setting forth the basis of such deduction) deems proper from time to time.  Notwithstanding the foregoing, beginning on the Twenty-fifth Loan Modification Effective Date and thereafter, Borrower shall provide Silicon not less than five (5) Business Days’ prior written notice of any request for Loans (other than Loans described in Section 1.5, Section 1.6 and Section 1.7 hereof).  Amounts borrowed may be repaid and reborrowed during the term of this Agreement.”

(ii)                                 The Loan Agreement shall be amended by deleting the following text appearing in Section 2 of the Schedule to the Loan Agreement:

“2. Interest.

Interest Rate (Section 1.2):

A rate equal to the “Prime Rate” in effect from time to time, plus 0.5% per annum.  Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. “Prime Rate” is the greater of (i) 4.25% or (ii) the rate announced from time to time by Silicon as its “prime rate;” it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon.  The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.  Notwithstanding the foregoing, upon Borrower’s achievement of two consecutive quarters of positive net income (as reasonably determined by Silicon), the interest rate hereunder shall be reduced to the Prime Rate in effect from time to time, plus zero percent (0.0%) per annum.  Such reduction in the interest rate shall be effective five (5) business days after Silicon receives sufficient (in it reasonable discretion) evidence of such achievement of positive net income.”

and inserting in lieu thereof the following:

“2. Interest.

Interest Rate (Section 1.2):

A rate equal to the “Prime Rate” in effect from time to time, plus 0.5% per annum.  Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. “Prime Rate” is the greater of (i) 4.25% or (ii) the rate announced from time to time by Silicon as its “prime rate;” it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon.  The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.”

(iii)                              The Loan Agreement shall be amended by deleting the following text appearing in Section 4 of the Schedule to the Loan Agreement:

“MATURITY DATE

(Section 6.1): January 15, 2009”

and inserting in lieu thereof the following:

 “MATURITY DATE

(Section 6.1): May 15, 2009”

(iv)                             The Loan Agreement shall be amended by deleting the following text appearing in Section 5(b) of the Schedule to the Loan Agreement:

“b. Minimum Cash or Excess Availability:

The Borrower shall at all times maintain $5,000,000.00 in (i) cash deposits maintained at Silicon, and/or (ii) excess “availability” under this Agreement (net of Loans, Letters of Credit or other indebtedness under this Agreement), as determined by Silicon based upon the Credit Limit restrictions set forth in Section 1 above).”

and inserting in lieu thereof the following:

“b. Minimum Cash or Excess Availability:

The Borrower shall at all times maintain $75,000,000.00 in (i) cash deposits maintained at Silicon, and/or (ii) excess “availability” under this Agreement (net of Loans, Letters of Credit or other indebtedness under this Agreement), as determined by Silicon based upon the Credit Limit restrictions set forth in Section 1 above).”

(v)                                The Loan Agreement shall be amended by deleting the following text at the end of Section 6(1) of the Schedule to the Loan Agreement:

“1.           From the date hereof through June 30, 2003, weekly and upon each loan request, borrowing base certificates.  From July 1, 2003 and thereafter, weekly and upon each loan request, borrowing base certificates and transaction reports.  Notwithstanding the foregoing, (i) if Borrower is on “non-borrowing reporting status” and maintains at least $10,000,000 in cash on deposit at Silicon and/or excess “availability” hereunder, such reports shall be due bi-weekly and (ii) if Borrower is on “non-borrowing reporting status” and maintains at least $20,000,000 in cash on deposit at Silicon and/or excess “availability” hereunder, such reports shall be due monthly; provided further, however, in all instances, Borrower shall not be required to deliver transaction reports to Bank during the period commencing August 1, 2007 through August 15, 2008; provided, further, that beginning on the Twenty-third Loan Modification Effective Date through the Maturity Date, Bank waives receipt of borrowing base certificates and transaction reports otherwise deliverable hereunder.  Bank hereby waives delivery by Borrower of any such certificates or reports previously required hereunder but not delivered.”

and inserting in lieu thereof the following:

“1.           Through June 30, 2003, weekly and upon each loan request, borrowing base certificates.  From July 1, 2003 and thereafter, weekly and upon each loan request, borrowing base certificates and transaction reports.  Notwithstanding the foregoing, (i) if Borrower is on “non-borrowing reporting status” and maintains at least $10,000,000 in cash on deposit at Silicon and/or excess “availability” hereunder, such reports shall be due bi-weekly and (ii) if Borrower is on “non-borrowing reporting status” and maintains at least $20,000,000 in cash on deposit at Silicon and/or excess “availability” hereunder, such reports shall be due monthly; provided further, however, in all instances, Borrower shall not be required to deliver transaction reports to Bank during the period commencing August 1, 2007 through August 15, 2008; provided, further, that beginning on the Twenty-third Loan Modification Effective Date through November 30, 2008, Bank waives receipt of borrowing base certificates and transaction reports otherwise deliverable hereunder.  Bank hereby further waives delivery by Borrower of any such certificates or reports previously required hereunder through the reporting period ended November 30, 2008 but not delivered.  Notwithstanding the foregoing, (i) with respect to the monthly period ending December 31, 2008, Borrower shall deliver its borrowing base certificate and transaction report on or before February 15, 2009 and (ii) commencing with the monthly period ending January 31, 2009, Borrower shall deliver monthly, within thirty (30) days after the end of each month, and upon each Loan request or any other request for a credit extension, borrowing base certificates and transaction reports.”

(vi)                             The Loan Agreement shall be amended by deleting the following text appearing in Section 6(2) of the Schedule to the Loan Agreement:

“2.           Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, within twenty days after the end of each month; provided, however, Borrower shall not be required to deliver its monthly accounts payable agings to Bank during the period commencing November 1, 2007 through August 15, 2008 (reporting will be due as scheduled commencing with the period ending July 31, 2008); provided, further, that beginning on the Twenty-third Loan Modification Effective Date through the Maturity Date, Bank waives receipt of monthly accounts payable agings, aged by invoice date, and outstanding or held check registers otherwise deliverable hereunder. Bank hereby waives delivery by Borrower of any such agings or held check registers previously required hereunder but not delivered.”

and inserting in lieu thereof the following:

“2.           Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, within twenty (20) days after the end of each month; provided, however, Borrower shall not be required to deliver its monthly accounts payable agings to Bank during the period commencing November 1, 2007 through August 15, 2008 (reporting will be due as scheduled commencing with the period ending July 31, 2008); provided, further, that beginning on the Twenty-third Loan Modification Effective Date through November 30, 2008, Bank waives receipt of monthly accounts payable agings, aged by invoice date, and outstanding or held check registers otherwise deliverable hereunder. Bank hereby further waives delivery by Borrower of any such agings or held check registers previously required hereunder through the reporting period ended November 30, 2008 but not delivered.  Notwithstanding the foregoing, (i) with respect to the monthly reporting period ending December 31, 2008, Borrower shall deliver its monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, on or before February 15, 2009 and (ii) commencing with the monthly reporting period ending January 31, 2009, monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, within thirty (30) days after the end of each month.”

(vii)                          The Loan Agreement shall be amended by deleting the following text appearing in Section 6(3) of the Schedule to the Loan Agreement:

“3.           Monthly Receivable agings, aged by invoice date, and receivable reconciliations, within twenty days after the end of each month; provided, however, Borrower shall not be required to deliver its monthly Receivable agings to Bank during the period commencing November 1, 2007 through August 15, 2008 (reporting will be due as scheduled commencing with the period ending July 31, 2008); provided, further, that beginning on the Twenty-third Loan Modification Effective Date through the Maturity Date, Bank waives receipt of monthly Receivable agings and receivable reconciliations otherwise deliverable hereunder.  Bank hereby waives delivery by Borrower of any such agings and reconciliations previously required hereunder but not delivered.”

and inserting in lieu thereof the following:

“3.           Monthly Receivable agings, aged by invoice date, and receivable reconciliations, within twenty (20) days after the end of each month; provided, however, Borrower shall not be required to deliver its monthly Receivable agings to Bank during the period commencing November 1, 2007 through August 15, 2008 (reporting will be due as scheduled commencing with the period ending July 31, 2008); provided, further, that beginning on the Twenty-third Loan Modification Effective Date through November 30, 2008, Bank waives receipt of monthly Receivable agings and receivable reconciliations otherwise deliverable hereunder.  Bank hereby further waives delivery by Borrower of any such agings and reconciliations previously required hereunder through the reporting period ended November 30, 2008 but not delivered.  Notwithstanding the foregoing, (i) with respect to the monthly reporting period ending December 31, 2008, Borrower shall deliver its monthly accounts Receivable agings, aged by invoice date, and receivable reconciliations, on or before February 15, 2009 and (ii) commencing with the monthly reporting period ending January 31, 2009, monthly Receivable agings, aged by invoice date, and receivable reconciliations, within thirty (30) days after the end of each month.”

(viii)                       The Loan Agreement shall be amended by deleting the following text appearing in Section 6(4) of the Schedule to the Loan Agreement:

“4.           Monthly unaudited financial statements, as soon as available, and in any event within thirty days after the end of each month; provided, however, Bank hereby waives receipt of Borrower’s monthly unaudited financial statements effective for each of the monthly periods ending April 30, 2007 through and including the Maturity Date.”

and inserting in lieu thereof the following:

“4.           Monthly unaudited financial statements, as soon as available, and in any event within thirty (30) days after the end of each month; provided, however, Bank hereby waives receipt of Borrower’s monthly unaudited financial statements effective for each of the monthly periods ending April 30, 2007 through and including the monthly period ending March 31, 2009.”

(ix)                               The Loan Agreement shall be amended by deleting the following text at the end of Section 6(5) of the Schedule to the Loan Agreement:

“5.           Monthly Compliance Certificates, within thirty days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks; provided, however, (i) Borrower may in lieu thereof deliver its monthly Compliance Certificates for the period ending on a date between April 30, 2007 and November 30, 2007, inclusive, in draft form, provided further that Borrower delivers its monthly Compliance Certificates for the periods ending on June 30, 2007 and September 30, 2007 in final form, as soon as available, and in any event no later than May 15, 2008, (ii) Borrower may deliver its monthly Compliance Certificate for the periods ending December 31, 2007 and March 31, 2008, in draft form, as soon as available, and in any event no later than April 9, 2008, with final forms to be delivered to Bank as soon as available but in no event later than August 29, 2008, (iii) Borrower may deliver its monthly Compliance Certificate for the period ending March 31, 2008, in draft form, as soon as available, and in any event no later than June 15, 2008, with final forms to be delivered to Bank as soon as available but in no event later than August 29, 2008, and (iv) Borrower may deliver its monthly Compliance Certificate for the period ended June 30, 2008, as soon as available but in no event later than September 15, 2008.  Bank hereby waives (i) receipt of Borrower’s monthly Compliance Certificates (x) for the periods ending October 31, 2007, November 30, 2007, January 31, 2008, February 29, 2008, April 30, 2008, May 31, 2008, July 31, 2008, August 31, 2008 and October 31, 2008 and (y) receipt of Borrower’s monthly Compliance Certificate for the period ending December 31, 2007, in draft form, on or before January 31, 2008; provided, further, that beginning on the Twenty-third Loan Modification Effective Date, Borrower may in lieu thereof deliver its monthly Compliance Certificates for the monthly period coinciding with each fiscal quarter end of the Borrower (each September 30, December 31, March 31, and June 30), within five (5) days of filing the quarterly financials of the Borrower pursuant to Section 6(6) for such fiscal quarter with the SEC.  Bank hereby waives delivery of all other monthly Compliance Certificates; provided, further, that beginning on the Twenty-fourth Loan Modification Effective Date through the Maturity Date, Bank waives receipt of all monthly Compliance Certificates otherwise deliverable hereunder.  Notwithstanding the foregoing, Borrower shall promptly deliver such information as Bank shall reasonably request to enable Bank to verify Borrower’s compliance with the financial covenants contained in Section 5 of the Schedule to the Loan Agreement.”

and inserting in lieu thereof the following:

“5.           Monthly Compliance Certificates, within thirty (30) days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks; provided, however, (i) Borrower may in lieu thereof deliver its monthly Compliance Certificates for the period ending on a date between April 30, 2007 and November 30, 2007, inclusive, in draft form, provided further that Borrower may deliver its monthly Compliance Certificates for the periods ending on June 30, 2007 and September 30, 2007 in final form, as soon as available, and in any event no later than May 15, 2008, (ii) Borrower may deliver its monthly Compliance Certificate for the periods ending December 31, 2007 and March 31, 2008, in draft form, as soon as available, and in any event no later than June 15, 2008, with final forms to be delivered to Bank as soon as available but in no event later than February 15, 2009, and (iii) Borrower may deliver its monthly Compliance Certificate for the period ended June 30, 2008 as soon as available but in no event later than April 30, 2009 and its monthly Compliance Certificate for the period ended September 30, 2008, as soon as available but in no event later than  May 15, 2009.  Bank hereby waives receipt of Borrower’s monthly Compliance Certificates (x) for the periods ending October 31, 2007, November 30, 2007, January 31, 2008, February 29, 2008, April 30, 2008, May 31, 2008, July 31, 2008, August 31, 2008 and October 31, 2008 and (y) receipt of Borrower’s monthly Compliance Certificate for the period ending December 31, 2007, in draft form, on or before January 31, 2008; provided, further, that Borrower shall not be required to deliver the monthly Compliance Certificates otherwise required hereunder for the monthly periods ending November 30, 2008, January 31, 2009 and February 28, 2009 and Borrower may deliver its monthly Compliance Certificates for the monthly period coinciding with the fiscal quarters ending December 31, 2008 and March 31, 2009 within five (5) days of filing the quarterly financial statements of the Borrower pursuant to Section 6(6) for such fiscal quarter with the SEC.  Notwithstanding the foregoing, Borrower shall promptly deliver such information as Bank shall reasonably request to enable Bank to verify Borrower’s compliance with the financial covenants contained in Section 5 of the Schedule to the Loan Agreement.”

(x)                                  The Loan Agreement shall be amended by deleting the following text appearing in Section 6(6) of the Schedule to the Loan Agreement:

“6.           Quarterly unaudited financial statements, as soon as available, and in any event within forty-five days after the end of each fiscal quarter of Borrower; provided, however, Borrower may in lieu thereof (i) deliver its quarterly unaudited financial statements for the periods ending on June 30, 2007, September 30, 2007 and December 31, 2007 in draft form as soon as available, and in any event no later than April 9, 2008, with final forms of the September 30, 2007 quarterly unaudited financial statements to be delivered to Bank within three days of the filing of such financial statements with the SEC but in no event later than May 15, 2008; (ii) deliver its quarterly unaudited financial statements for the period ending on December 31, 2007 in final form within three days of the filing of such financial statements with the SEC but in no event later than August 29, 2008; (iii) deliver its quarterly unaudited financial statements for the period ending on March 31, 2008 to Bank within three days of the filing of such financial statements with the SEC but in no event later than August 29, 2008; and (iv) deliver its quarterly unaudited financial statements for the period ended June 30, 2008 to Bank within three days of the filing of such financial statements with the SEC but in no event later than September 15, 2008.  Bank hereby waives receipt of Borrower’s quarterly unaudited financial statement for the period ending December 31, 2007 in draft form on or before February 15, 2008; provided, further, that beginning on the Twenty-third Loan Modification Effective Date, Borrower may in lieu thereof deliver its quarterly unaudited financial statements to Bank contemporaneously with the filing of such quarterly financial statements with the SEC.”

and inserting in lieu thereof the following:

“6.           As soon as available, and in any event within the earlier to occur of (X) forty-five (45) days after the end of each fiscal quarter of Borrower and (Y) five (5) days of filing its quarterly report with the SEC (including, without limitation, SEC Form 10-Q), quarterly unaudited financial statements; provided, however, Borrower may (i) deliver its quarterly unaudited financial statements for the periods ending on June 30, 2007 and September 30, 2007 in draft form as soon as available, and in any event no later than April 9, 2008, with final forms of the September 30, 2007 quarterly unaudited financial statements to be delivered to Bank within three (3) days of the filing of such financial statements with the SEC but in no event later than May 15, 2008; (ii) file its quarterly report with the SEC (including, without limitation, SEC Form 10-Q), for the quarterly periods ended December 31, 2007 and March 31, 2008 as soon as available, and in any event on or before February 15, 2009; (iii) file its quarterly report with the SEC (including, without limitation, SEC Form 10-Q), for the quarterly periods ended September 30, 2008, December 31, 2008 and March 31, 2009 as soon as available, and in any event on or before May 15, 2009. “

(xi)                               The Loan Agreement shall be amended by deleting the following text appearing in Section 6(8) of the Schedule to the Loan Agreement:

“8.           Annual financial statements, as soon as available, and in any event within 120 days following the end of Borrower’s fiscal year, certified by independent certified public accountants acceptable to Silicon, together with an unqualified opinion on the financial statements; provided, however, Borrower may in lieu thereof deliver its annual financial statements for the period ending on June 30, 2007 as soon as available, and in any event within three days of the filing of such financial statements with the SEC but in no event later than May 15, 2008; provided, further, that beginning on the Twenty-third Loan Modification Effective Date, Borrower may in lieu thereof deliver its annual financial statements to Bank contemporaneously with the filing of such annual financial statements with the SEC.”

and inserting in lieu thereof the following:

“8.           As soon as available, and in any event within the earlier to occur of (X) one hundred twenty (120) days after the end of Borrower’s fiscal year and (Y) five (5) days of filing its annual financial statements with the SEC (including, without limitation, SEC Form 10-K), annual financial statements, certified by independent certified public accountants acceptable to Silicon, together with an unqualified opinion on the financial statements; provided, however, Borrower may deliver its annual financial statements for the annual period ended June 30, 2007 as soon as available, and in any event within three days of the filing of such financial statements with the SEC but in no event later than May 15, 2008; provided, further, however, Borrower may file its annual report with the SEC (including, without limitation, SEC Form 10-K) for the annual period ended June 30, 2008 as soon as available, and in any event on or before April 30, 2009.”

(xii)                          The Loan Agreement shall be amended by inserting the following text at the end of Section 8(1) of the Schedule to the Loan Agreement:

“(f) The foregoing depository requirements are in addition to and supplemental of the financial covenants contained in Section 5 of the Schedule to the Loan Agreement.”

(xiii)                       Section 8 of the Loan Agreement shall be amended by adding the following definitions thereto, each in the appropriate alphabetical order:

““Twenty-fifth Loan Modification Agreement” means that certain Twenty-fifth Loan Modification Agreement, executed on the Twenty-fifth Loan Modification Effective Date.

“Twenty-fifth Loan Modification Effective Date” means the date indicated on the signature page to the Twenty-fifth Loan Modification Agreement.”

4.                                       FEES.  Borrower shall pay to Bank an extension fee of Eighty Thousand Dollars ($80,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.                                       RATIFICATION OF NEGATIVE PLEDGE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreements each dated as of January 30, 2003 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement  shall remain in full force and effect.

6.                                       RATIFICATION OF PERFECTION CERTIFICATES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates each dated as of January 30, 2003, as amended and affected by Schedule 1 to the Fourth Amendment and Exhibit A to the Fourth Amendment and acknowledges, confirms and agrees the disclosures and information therein, in Schedule 3.10 to the Loan Agreement, in Schedule 1 annexed to the Tenth Loan Modification Agreement, and/or in connection with the formation of subsidiaries as contemplated by the Guggenheim Transactions and the Key Transactions (as defined in the Sixth Loan Modification Agreement and the Eleventh Loan Modification Agreement, respectively), have not changed as of the date hereof.

7.                                       CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.                                       RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.                                       NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10.                                 CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents, after giving effect to this Loan Modification Agreement and the Waiver Agreement entered into between Borrower and Bank dated as of the date hereof.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.

11.                                 COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[Remainder of page intentionally left blank.]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the Twenty-fifth Loan Modification Effective Date.

BORROWER:

ASPEN TECHNOLOGY, INC.

By:	/s/ Bradley T. Miller
Name:	Bradley T. Miller
Title:	Chief Financial Officer

BANK:

SILICON VALLEY BANK

By:	/s/ Michael Tramack
Name:	Michael Tramack
Title:	Senior Vice President

Twenty-fifth Loan Modification Effective Date: January 15, 2009.

[Twenty-fifth Loan Modification Agreement Signature Page]